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                                                                EXHIBIT 10.7

                         GALYAN'S TRADING COMPANY, INC.

                                     FORM OF

                           1999 STOCK OPTION AGREEMENT


     THIS 1999 STOCK OPTION AGREEMENT (this "Agreement") is entered into as of
                                             ---------
___________ by and between Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), and _____________ ("Optionee") pursuant to the
                  -------                        --------
Galyan's Trading Company, Inc. 1999 Executive Stock Option Plan (the "Plan").
                                                                      ----
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

                                 R E C I T A L S
                                 - - - - - - - -

     A. Optionee is an employee of the Company and the Company considers it desirable to give Optionee an added incentive to advance the Company's interests.

     B. The Committee has determined to grant Optionee the right to purchase shares of common stock of the Company pursuant to the terms and conditions of this Agreement and the Plan.


                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the covenants hereinafter set forth, the parties agree as follows:

     1. Options; Number of Shares.
        --------------------------

        (a) The Company hereby grants to Optionee the right to purchase (each an "Option" and collectively, the "Options") up to _________ shares of Class A common stock, no par value, of the Company (the "Common Stock" or the "Shares") at the following prices per share (the "Purchase Price"):

               (i) Options to purchase _______Shares at a price equal to __________ dollars per Share; and

               (ii) Options to purchase _______ Shares at a price equal to __________ dollars per Share.

        (b) The Options and the right to purchase all or any portion of the Shares are subject to the terms and conditions stated in this Agreement and in the Plan. Upon exercise of an Option and payment of the Purchase Price, Optionee shall become a shareholder

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of the Company, with all rights and privileges of a shareholder of the Company in respect of any Shares issuable upon such exercise. It is intended that the Options will not qualify for treatment as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Exercise Criteria; Termination of Options.
        ------------------------------------------

        (a) Exercise Criteria. The Options shall become exercisable as set forth
            ------------------
on Schedule A.
   -----------

        (b) Termination. The Options and Optionee's right to exercise the
            ------------
Options, shall terminate on the expiration of seven (7) years from the date hereof unless terminated earlier pursuant to Section 3 hereof or pursuant to the Plan.

     3. Effect of Termination of Employment or Death. If the Optionee's
        ---------------------------------------------
employment by the Company terminates, the Options and all other rights and benefits under this Agreement terminate, except that the Optionee may, at any time within the following periods after the Termination Date (as defined in Section 8), exercise the Options to the extent the Options were exercisable on the Termination Date and have not otherwise expired or do not otherwise expire prior to the end of such periods:

        (a) Termination of Optionee's employment or other relationship with the Company by the Company (other than termination for cause): for a period of 90 days; provided that if Optionee dies within 90 days after his Termination Date, such period shall be extended to 120 days;

        (b) Voluntary resignation (other than in anticipation of or in connection with a termination for cause): for a period of 90 days; provided that if Optionee dies within 90 days after his Termination Date, such period shall be extended to 120 days; or

        (c) Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code): for a period of 120 days.

In the case of a termination for cause (as determined in good faith by the Board of Directors of the Company (the "Board")) or a voluntary resignation in
                                  -----
anticipation of or in connection with a termination for cause, the Options shall terminate immediately, in their entirety and shall not be exercisable in whole or part thereafter.

     4. Termination of Employment or Other Relationship. The termination for any
        ------------------------------------------------
reason of Optionee's employment or other relationship with the Company shall not accelerate the vesting of the Options. The Options may only be exercised with respect to that number of Shares which could have been exercised under the Options had such Options been exercised by Optionee on the date of such termination.

     5. Death of Optionee: No Assignment. The rights of Optionee under this
        ---------------------------------
Agreement may not be assigned or transferred except by will, by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by such Optionee; provided, however, that in the event of disability (within the meaning of Section 22(e)(3) of the

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Code) of Optionee, a designee of Optionee (or the Optionee's legal representative if Optionee has not designated anyone) may exercise the Options on behalf of Optionee (provided the Options would have been exercisable by Optionee) until the right to exercise the Options otherwise expires. Any attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of the Options in contravention of this Agreement or the Plan shall be void. If Optionee should die while Optionee is engaged in an employment relationship with the Company or within 90 days after termination of such relationship, and provided Optionee's rights hereunder shall have vested, in whole or in part, pursuant to Section 2 hereof, Optionee's designee, legal representative, or legatee, the successor trustee of Optionee's inter vivos trust or the person who acquired the right to exercise the Options by reason of the death of Optionee (individually, a "Successor") shall succeed to Optionee's rights under this Agreement. After the death of Optionee, only a Successor may exercise the Options.

     6. Exercise of Options. No Option granted under this Agreement shall be
        --------------------
exercisable until and except to the extent that it has vested. On or after the vesting of the Options in accordance with Section 2 hereof and until termination of the Options in accordance with this Agreement and the Plan, the Options may be exercised by Optionee (or such other person specified in Section 5 hereof) to the extent exercisable as determined under Section 2 hereof, upon delivery of the following to the Company at its principal executive offices:

        (a) a written notice of exercise which identifies this Agreement, the type of Option to be exercised, and states the number of Shares to be purchased (which shall be no less than 100 Shares);

        (b) a check, cash or any combination thereof in the amount of the aggregate Purchase Price (or payment of the aggregate Purchase Price in such other form of lawful consideration as the Committee may approve from time to time under the provisions of Section 7 of the Plan);

        (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by Optionee in connection with the exercise, in whole or in part, of the Options (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other income paid to Optionee by the Company, provided, however, such arrangements must satisfy the requirements of all applicable tax laws);

        (d) a written representation and undertaking, in such form and substance as the Company may require, that the Shares underlying the Option are being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof;

        (e) a written representation and undertaking, in such form and substance as the Company may require, setting forth the investment intent of Optionee, or a Successor, as the case may be, and such other agreements, representations and undertakings as described in the Plan; and

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        (f) such further acts as may be necessary to register Optionee as a shareholder of the Company.

     7. Restrictions on Transfer of Shares.
        -----------------------------------

        (a) Compliance with Securities Laws. Notwithstanding anything contained
            --------------------------------
in this Agreement, Optionee may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer"), or enter into any swap,
                                        --------
participation or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership with respect to (a "Swap
                                                                           ----
Transaction"), any of the Shares, or any right, title or interest therein,
-----------
except in compliance with the Securities Act, applicable state securities laws and this Agreement. Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) or Swap Transactions with respect to any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

        (b) Opinion of Counsel. Optionee agrees that it will not Transfer any
            -------------------
Shares (other than in a Public Market Sale (as hereinafter defined)) prior to delivery to the Company of an opinion of counsel in form and substance reasonably satisfactory to the Company with respect to compliance with the Securities Act.

        (c) Transfers by Optionee.
            ----------------------

            (i) Optionee may, at any time or times, Transfer any or all of the
     Shares: (a) inter vivos to Optionee's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Optionee's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 7(c)(i), Shares shall not be Transferred pursuant to this Section 7(c)(i) until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement, as though the Permitted Transferee were a party to this Agreement, bound in every respect in the same way as Optionee. Transfers made in accordance with this Section 7(c)(i) shall not be subject to the provisions of Section 8 of this Agreement.

            (ii) Prior to the date that is five (5) years from the date hereof (the "Permitted Transfer Date"), Optionee shall not Transfer any of his
           -----------------------
     Shares or enter into any Swap Transaction with respect to any of his Shares, other than a Transfer (i) to the Company, (ii) pursuant to and in conformity with Section 7(c)(i) hereof, (iii) pursuant to and in conformity with Section 10 or 11 hereof, or (iv) in a Public Market Sale. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Securities Act or which is permitted by Rule 701 promulgated under the Securities Act or which is made pursuant to a registration

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     statement filed with and declared effective by the Securities and Exchange
     Commission.

            (iii) From and after the Permitted Transfer Date, Optionee may Transfer all or any portion of his Shares, provided that (x) the transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that such transferee and the Shares so Transferred shall thereafter remain subject to the provisions of Section 8, 9 and 10 of this Agreement and (y) such Transfer is subject to compliance with Section 8 hereof.

     8. Right of First Refusal.
        -----------------------

        (a) Sales; Notice. Prior to any intended Transfer pursuant to Section
            --------------
7(c)(iii) hereof, Optionee shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i) Optionee's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Optionee proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Optionee proposes to Transfer each Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

        (b) Election by the Company. Within twenty (20) days after receipt of
            ------------------------
the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Optionee, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Optionee shall surrender (if Optionee has not already done so) the certificate or certificates representing the Offered Shares with stock powers duly endorsed in blank at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Optionee, the Company shall deliver to Optionee a check, payable to Optionee or to such person as Optionee shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Optionee fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Optionee shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor with stock powers duly endorsed in blank. Notwithstanding the foregoing, if any Outstanding Amount (as defined in that certain Stock Subscription Agreement between the Company and the Optionee dated October __,
1999) is owed to the Company by Optionee, the First Refusal Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase all of Offered Shares, Optionee shall be entitled to Transfer the balance of the Offered Shares to the transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety (90) days

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after the date of the Notice and any proposed Transfer after such ninety (90)
day period may be made only by again complying with the procedures set forth in this Section.

        (c) Termination on Initial Public Offering. This right of first refusal
            ---------------------------------------
shall terminate upon an underwritten public offering of Common Stock by the Company registered under the Securities Act resulting in gross proceeds to the Company and selling shareholders, if applicable, in excess of $50 million and the sale of newly issued Common Stock representing at least fifteen percent (15%) of the outstanding Common Stock of the Company (an "Initial Public Offering").

     9. Repurchase Option Upon Termination.
        -----------------------------------

        (a) Repurchase Option. Subject to the terms and conditions of this
Section 9, including the six-month holding period in clause (f) hereof, in the event that Optionee's employment or other relationship with the Company terminates for any reason (including, without limitation, by reason of Optionee's death, disability, retirement, voluntary resignation or dismissal by the Company, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Optionee all or any portion of the Shares
 -----------------
acquired by Optionee pursuant to this Option Agreement for a period of twelve
(12) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date") (the
                                               ----------------
"Repurchase Period").
 -----------------

        (b) Repurchase Price. The purchase price (the "Repurchase Price") for
            -----------------                          ----------------
each Share to be purchased pursuant to the Repurchase Option shall equal (a) the greater of the applicable exercise price of such Share and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the applicable exercise price of such Share and Fair Market Value (as defined herein) thereof thereafter. The "Book Value" of a Share shall equal $10.00 per Share plus the net income or minus the net loss per share from September 1, 1999 to the end of the fiscal quarter immediately preceding the Termination Date, as determined by the Board, acting in good faith and based upon the books and records of the Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date, as reasonably determined by the Board in good faith.

        (c) Adjustments to Repurchase Price. The Repurchase Price for any Shares
            --------------------------------
to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

        (d) Repurchase Notice. The Repurchase Option shall be exercised by the
            ------------------
Company by delivery to Optionee of a written notice (the "Repurchase Notice")
                                                          -----------------
(a) setting forth the Company's intent to exercise the Repurchase Option and containing the total number of Shares to be sold to the Company pursuant to the Repurchase Option, (b) mailed, via postage pre-paid registered or certified United States mail, to the attention of or otherwise actually

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delivered to the Optionee at the Optionee's most recent address reflected in the
Company's payroll records (or to such other representative of the Optionee or such other address as the Optionee may duly notice in writing to the Company), and (c) delivered to the Optionee no earlier than six months after the acquisition of the Shares by the Optionee and no later than the last day of the Repurchase Period.

        (e) Closing. The closing of any repurchase under this Section 9 shall be
            --------
at a date to be specified by the Company, such date to be no later than the later to occur of (i) 30 days after the date of the Repurchase Notice and (ii) the last day of the Repurchase Period. The Repurchase Price shall be paid at the closing in the form of a check payable to the Optionee, in the amount equal to the Repurchase Price, against surrender by the Optionee of a stock certificate or certificates evidencing the Shares with stock powers duly endorsed in blank. If Optionee fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Optionee shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor with stock powers duly endorsed in blank. Notwithstanding the foregoing in this Section 9, if any Outstanding Amount (as defined in the Stock Subscription Agreement between Company and Optionee dated as of October __,
1999) is owed to the Company by Optionee, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Optionee shall remain obligated and liable to the Company for the unpaid balance thereof.

        (f) Required Holding Period. This Repurchase Option applies only to
            ------------------------
Shares owned by the Optionee for at least six months after the date the Shares were acquired upon exercise of the Option.

        (g) Termination on Initial Public Offering. This Repurchase Option shall
            ---------------------------------------
terminate upon an Initial Public Offering.

     10. Obligation to Sell Securities.
         ------------------------------

         (a) Notice of Sale. If FS Equity Partners IV, L.P., a Delaware limited
             ---------------
partnership, ("FS Equity") finds a third-party buyer (the "Third Party Buyer")
               ---------                                   -----------------
for all shares of Common Stock held by it (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FS Equity, Optionee shall sell all of Optionee's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Optionee), and otherwise pursuant to the terms and conditions applicable to FS Equity for the sale of its shares of Common Stock. FS Equity shall send Optionee a written notice ("Sale Notice") of the exercise of its rights under this
                   -----------
Section 10(a).

        (b) Closing of Sale. Optionee agrees to timely take such actions as FS
            ---------------
Equity may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction,

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including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Optionee may have in connection therewith. Without limiting the generality of the foregoing, within 30 days of Optionee's receipt of the Sale Notice, Optionee shall deliver to FS Equity, certificates representing Optionee's Shares to be sold pursuant to this Section 10 together with stock powers duly endorsed in blank. In the event that Optionee fails to deliver such certificates, Company shall cause the books and records of Company to show that Optionee's Shares are bound by the provisions of this Section 10 and that such Shares shall be transferred only to the Third Party Buyer upon surrender for transfer by Optionee. Optionee hereby grants to FS Equity an irrevocable proxy to vote Optionee's Shares and to exercise all the rights, powers, privileges and remedies to which a holder of such Shares would be entitled, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Shares on the records books of the Company) by any other person, upon the failure of Optionee to deliver any of his Shares pursuant to this Section 10 and which proxy shall terminate only upon consummation of the sale of such Shares or 120 days after the Sale Notice is given (or such longer period as may be necessary to complete any applicable regulatory approval process in connection with such sale) if FS Equity has not completed the sale of such Shares in accordance herewith.

        (c) Termination Upon Initial Public Offering. The rights of FS Equity
            -----------------------------------------
under this Section 10 shall terminate upon an Initial Public Offering.

    11. Tag Along Rights. If FS Equity finds a third-party buyer (other than a
        -----------------
buyer that is an investment fund or partnership affiliated with FS Equity or a general or limited partner of FS Equity (each a "FS Permitted Transferee")), for all or part of the shares of Common Stock held by FS Equity (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Optionee shall have the right (a "Tag Along Right") to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by FS Equity to the Optionee describing the terms of the proposed sale (including the minimum sale price to the shares of Common Stock that FS Equity plans to sell), that amount of the Shares Optionee then owns which constitutes the same percentage of his Shares as the percentage of Common Stock sold by FS Equity after giving effect to the exercise of the Tag Along Right and all other tag along rights. Each such right shall be exercisable by delivering written notice to FS Equity within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. FS Equity shall have 180 days from the expiration of such 15-day period to consummate the proposed Transfer at a price no greater than the price set forth in the Offering Notice and on terms and conditions no more favorable to FS Equity than those stated in the Offering Notice. Any Shares that continue to be held by FS Equity after such 180-day period shall again be subject to the provisions of this
Section 11. The obligations of FS Equity under this Section 11 shall terminate upon an Initial Public Offering.

    12. Board of Directors.
        -------------------

        (a) Composition of Board. Subject to Section 12(d), The Limited, Inc.,
            --------------------
a Delaware corporation ("The Limited") shall be entitled, but not required, to
                         -----------
nominate two members (the "Limited Nominees") of the Board. Subject to Section
                           ----------------
12(d), FS Equity shall be entitled, but not required, to nominate four members (the "FS Nominees") of the Board. The
      -----------

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seventh member of the Board shall at all times be the then current Chief
Executive Officer of the Company. The eighth member of the Board shall at all times be the chairman of the Board and the Purchaser agrees that, at Closing, the chairman of the Board shall be Norman Matthews.

        (b) Voting of Shares.
            ----------------

        (i) Purchaser agrees to vote or cause to be voted all of his Shares at any regular or special meeting of the stockholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of stockholders, and agrees to take or cause to be taken all actions otherwise necessary, to ensure the election to the Board of the Limited Nominees and the FS Nominees and the other directors as required by
Section 12(a).

        (ii) Purchaser hereby agrees to use his best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of stockholders of the Company, and Purchaser hereby agrees to vote or cause to be voted all of his Shares for, or to take or cause to be taken, all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without Cause) of (i) any Limited Nominee if The Limited requests such director's removal for any reason, and (ii) any FS Nominee if FS Equity requests such director's removal for any reason.

        (c) Removal of Nominees. Except as provided in Section 12(b)(ii),
            --------------------
Purchaser hereby agrees that, he will not vote in favor of the removal of any Limited Nominee or FS Nominee unless such removal shall be for Cause. For the purposes of this Section 8(c), "Cause" shall mean the willful and continued failure by a director substantially to perform his duties as a director of the Company, the willful engaging by a director in conduct which is demonstrably and materially injurious to the Company, or the director's conviction of any crime constituting a felony which involves moral turpitude.

        (d) Reduction in Limited Nominees and FS Nominees. Notwithstanding the
            ----------------------------------------------
foregoing (i) at such time as The Limited ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, The Limited shall be entitled to designate no more than 1 member of the Board, (ii) at such time as FS Equity ceases to own Shares representing more than 75% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 3 members of the Board, (iii) at such time as FS Equity ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 2 members of the Board, (iv) at such time as FS Equity ceases to own Shares representing more than 25% of the Shares held by it as a group on August 31, 1999, FS Equity shall be entitled to designate no more than 1 member of the Board and (v) at such time as The Limited or FS Equity shall own less than 5% of the Shares, such stockholder's right to designate members of the Board shall terminate.

     13. Representations and Warranties of Optionee.
         -------------------------------------------

        (a) Optionee is acquiring the Options and, if and when he exercises any Option, will acquire the Shares solely for investment for Optionee's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except in compliance with this Agreement and as permitted by law, including without limitation, the Securities Act. Optionee does not have any present intent to resell or distribute all or any part of his Options in violation of the Securities Act.

        (b) Optionee has been advised that the Company may issue Shares upon the exercise of the Options without registering such Shares under the Securities Act on the basis on certain exemptions from such registration requirements and that accordingly, Optionee's exercise of the Options may be expressly conditioned upon Optionee's delivery to the Company of such representations and undertakings as the Company may reasonably require in order to secure the availability of such exemptions, including a representation as to Optionee's investment intent. Optionee also acknowledges that such Shares may not be sold or otherwise disposed of unless registered thereunder or an exemption from registration is available and that accordingly it may be required to bear the economic risk of the investment in the Shares for an indefinite period of time. Optionee also understands that the Company does not have any intention of registering the Shares under the Securities Act or of supplying the information which may be necessary to enable Optionee to sell the Shares pursuant to Rule 144 under the Securities Act.

        (c) Optionee (A) has received and reviewed a Disclosure Statement from the Company relating to his investment in the Options and, if and when he exercises any Option, his investment in the Shares, (B) by virtue of such Optionee's employment relationship with the Company is generally knowledgeable regarding the business of the Company and (C) has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he deems necessary to evaluate the merits and risks related to his investment and no representations concerning such matters or any other matters relating to such investment have been made to Optionee except as set forth in this Agreement. Optionee has consulted his or her own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for Optionee, including the tax and other economic considerations related to the investment.

        (d) This Agreement, when signed by or on behalf of Optionee on the signature page hereof, shall be validly executed and delivered on behalf of Optionee and shall be valid, binding and enforceable against Optionee in accordance with its terms.

    14. No Rights as a Stockholder. Neither the Optionee nor any other person
        ---------------------------
entitled to exercise any Option shall have any of the rights or privileges of a stockholder of the Company as to any shares of Common Stock until the issuance and delivery to him or her of a certificate evidencing the shares registered in his or her name. No adjustment will be made for dividends or other rights as to a stockholder for which a record date is prior to such date of delivery.

    15. Limitation of Company's Liability for Nonissuance. Inability of the
        --------------------------------------------------
Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

    16. The Plan. The Options and all rights of Optionee thereunder are subject
        ---------
to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan. Unless otherwise expressly provided in these terms and conditions, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any additional rights in the Optionee not expressly set forth in the Optionee's Option Agreement or in a written amendment thereto. If there is any conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Optionee acknowledges receipt of a complete copy of the Plan and agrees to be bound by its terms.

    17. Miscellaneous.
        --------------

        (a) Legends on Certificates. Optionee hereby acknowledges that federal securities laws and the securities laws of the state in which Optionee resides or works may require the placement of certain restrictive legends upon the Shares issued upon exercise of the Options, and the Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may reasonably deem necessary; provided, however, that any such legend or legends shall be removed when no longer applicable. Any and all certificates now or hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

    "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK SUBSCRIPTION AGREEMENT DATED AS OF _________, BY AND BETWEEN GALYAN'S TRADING COMPANY, INC., AN INDIANA CORPORATION, AND THE ORIGINAL OPTIONEE HEREOF COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GALYAN'S TRADING COMPANY, INC."

    Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

        (b) Further Assurances. Each party hereto agrees to perform any further
            -------------------
acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

        (c) Notices. Except as otherwise provided herein, all notices, requests,
            --------
demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

        If to the Company:

        Galyan's Trading Company, Inc.
        2437 E. Main Street
        Plainfield, IN 46168
        Attn:  Chief Executive Officer
        Telecopy:       (317) 532-2060

        If to Optionee:

        c/o Galyan's Trading Company, Inc.
        2437 E. Main Street
        Plainfield, IN 46168
        Telecopy:       (317) 532-2060

        With a copy to:

        Ice Miller Donadio & Ryan
        One American Square

        Box 82001
        Indianapolis, IN  46282
        Attn:  Marc W. Sciscoe, Esq.
        Telecopy:       (317) 236-2219

        (d) Amendments. This Agreement may be amended only by a written
            -----------
agreement executed by both of the parties hereto and by FS Equity.

        (e) Governing-Law. This Agreement shall be governed by and construed in
             --------------
accordance with the laws of the State of New York.

        (f) Disputes. In the event of any dispute among the parties arising out
            ---------
of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

        (g) Entire Agreement. This Agreement constitutes the entire agreement
            -----------------
and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

        (h) Recapitalizations or Exchanges Affecting the Company's Capital. The
            ---------------------------------------------------------------
provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such

Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

        (i) No Rights as an Employee. Nothing in this Agreement shall give
            -------------------------
Optionee any rights to continuous employment or affect in any manner whatsoever the rights of the Company to terminate Optionee's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Optionee may be a party.

        (j) Disclosure. The Company shall have no duty or obligation to
            -----------
affirmatively disclose to Optionee, and Optionee shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Optionee's employment with the Company.

        (k) Successors and Assigns. The Company may assign with absolute
            -----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the right of first refusal and/or the Repurchase Option provided for in
Section 8 and Section 9 of this Agreement, respectively, to any of its affiliates, successors and/or assigns. FS Equity may assign its rights under
Section 10 to any FS Permitted Transferee or to an optionee of shares of Common Stock then owned by FS equity. Except as expressly provided in Section 7(c) hereof, Optionee may not assign any or all of his rights and/or obligations and/or delegate any or all his duties under this Agreement without the prior written consent of the Company and FS Equity. Upon an assignment of any or all of Optionee's rights and/or obligations and/or a delegation of any or all of his duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall, if and to the extent set forth herein, inure to the benefit of, and be binding upon, Optionee's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

        (l) Headings. Introductory headings at the beginning of each section and
            ---------
subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

        (m) Counterparts. This Agreement may be executed in two counterparts,
            -------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the date first above written.

                                   THE COMPANY:

                                   Galyan's Trading Company, Inc.
                                   an Indiana corporation


                                   --------------------------------






                                   OPTIONEE:



                                   --------------------------------

                                   SCHEDULE A

                             OPTION VESTING SCHEDULE
                             -----------------------





Vesting Schedule:                  % Vesting                   Dates of Vesting
                                   ---------                   ----------------